UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07876

                           TEMPLETON CHINA WORLD FUND
               (Exact name of registrant as specified in charter)

         500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
               (Address of principal executive offices) (Zip code)

            CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                     (Name and address of agent for service)

          Registrant's telephone number, including area code: (954) 527-7500
                                                               -------------

Date of fiscal year end:  8/31
                          ----

Date of reporting period: 2/28/07
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.




                                [GRAPHIC OMITTED]

                                                               FEBRUARY 28, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       SEMIANNUAL REPORT AND SHAREHOLDER LETTER           |    INTERNATIONAL
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                      TEMPLETON
                   CHINA WORLD FUND                    Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton China World Fund ................................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of Investments .........................   13

Financial Statements ......................................................   22

Notes to Financial Statements .............................................   25

Shareholder Information ...................................................   33

--------------------------------------------------------------------------------
Semiannual Report

Templeton China World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton China World Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of "China companies," as defined in the Fund's prospectus.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton China World Fund's semiannual report for the period ended February 28, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Templeton China World Fund - Class A delivered a +21.89% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Golden Dragon Index, which posted a +20.63% cumulative total return for the same period. 1

Also, for comparison, the Standard & Poor's/International Finance Corporation (S&P/IFC) Investable China Index posted a +33.87% cumulative total return for the six months ended February 28, 2007. 2 In line with our long-term investment strategy, we are pleased with our long-term results, which you will find in the Performance Summary beginning on page 8. For example, for the 10-year period ended February 28, 2007, the Fund's Class A shares delivered a +145.75% cumulative total return, compared with the MSCI Golden Dragon Index's +44.46% cumulative total return for the same period. 3 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

1. Source: Standard & Poor's Micropal. The MSCI Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan@65% Index. The MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI Index series.

2. Source: Standard & Poor's Micropal. The S&P/IFC Investable China Index is a free float-adjusted, market-capitalization weighted index designed to measure the performance of equity securities in China.

3. Source: Standard & Poor's Micropal. As of 2/28/07, the Fund's Class A 10-year average annual total return not including sales charges was +9.41%, compared with +3.75% 10-year average annual total return for the MSCI Golden Dragon Index.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/07

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

China                                           55.0%
Taiwan                                          19.9%
Hong Kong                                       14.2%
U.K                                              3.6%
South Korea                                      0.8%
Vietnam                                          0.3%
Bermuda                                          0.3%
Short-Term Investments & Other Net Assets        5.9%

ECONOMIC AND MARKET OVERVIEW

In 2006, China's economy grew at its fastest annual pace since 1995, which raised expectations for additional tightening measures. Gross domestic product
(GDP) grew an annualized 10.4% in fourth quarter 2006 compared with fourth quarter 2005 (year-over-year), bringing the year's overall growth to 10.7%. 4 Strengthening export growth led the trade surplus in 2006 to increase 74% to US$177.5 billion. 5 During the six months under review, China signed a free-trade agreement with the Association of Southeast Asian Nations (ASEAN) bloc and signed a series of trade, energy and cooperation agreements with India and South Africa. The country's strong economic growth environment supported foreign investment, and foreign direct investment increased 4.5% in 2006 to US$63 billion. 4

Hong Kong experienced another strong year in 2006, with GDP growing 6.8%. 6 Key contributors to growth included private consumption, fixed investment expenditures and exports. Retail sales rose 11.6% while exports grew 13.7% in 2006. 6 Unemployment improved, ending January 2007 at 4.4%, which was lower than the 4.9% in July 2006. 6

Taiwan's GDP grew 4.6% in 2006, exceeding the government's 4.0% target as fourth quarter 2006 GDP grew a higher-than-expected annualized 4.0% year-over-year largely due to a rebound in domestic demand. 7 Inflation of 0.6% and unemployment of 3.9% were within government targets in 2006. 7 The country's trade surplus widened in 2006 to US$21.3 billion, up from US$15.8 billion in 2005. 7

China's was one of the strongest performing equity markets globally during the reporting period as strong fund flows and continued investor interest in one of the world's fastest growing economies pushed stock prices higher. Robust investment, export and consumer demand further supported performance. Hong Kong's and Taiwan's equity markets performed in line with their emerging market counterparts with double-digit returns during the period. Investor demand for China-related stocks, a strong economic environment and stabilizing interest rates drove stock prices in Hong Kong. In Taiwan, despite political instability, many investors seemed to find valuations attractive and increased their holdings there. During the period, many equity markets reached all-time highs; however, toward period-end, global markets declined

4.    Source: National Bureau of Statistics of China.

5.    Source: General Administration of Customs of China.

6.    Source: Hong Kong Census and Statistics Department.

7. Source: Directorate General of Budget, Accounting and Statistics, Executive Yuan, Taiwan.


4 | Semiannual Report
significantly, triggered by a nearly 9% fall in China's A shares. 8 For the six months ended February 28, 2007, the MSCI China Index returned +32.59%, while the MSCI Hong Kong Index and MSCI Taiwan Index returned +14.46% and +16.43% in U.S. dollar terms. 9

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies, rather than sectors, while doing in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.

MANAGER'S DISCUSSION

Relative to the MSCI Golden Dragon Index, the Fund's overweighted position and stock selection in the telecommunication services sector and underweighted position and stock selection in the technology hardware and equipment sector were major contributors to performance. 10 Telecommunication stocks that helped performance included China Mobile and China Telecom. China's growing usage of telecommunication services has improved the sector's outlook. In addition, adoption of new technologies, such as the implementation of 3G (third generation wireless technology), may lead to industry restructuring, which could unlock hidden value, in our analysis. In the technology hardware and equipment sector, the Fund's lack of exposure to High Tech Computer and Chi Mei Optoelectronics contributed to relative performance, as the stocks declined in value during the period. Consistent with our strategy, we chose not to own these stocks due to what we believed were the companies' unattractive fundamentals.

TOP 10 EQUITY HOLDINGS
2/28/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
China Mobile Ltd.                                                           9.4%
  WIRELESS TELECOMMUNICATION SERVICES,
  CHINA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H                                                      6.0%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
China Petroleum and Chemical Corp., H                                       5.2%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                                      4.5%
  FOOD & STAPLES RETAILING, HONG KONG
--------------------------------------------------------------------------------
HSBC Holdings PLC                                                           3.6%
  COMMERCIAL BANKS, U.K
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
Co. Ltd.                                                                    3.5%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
CNOOC Ltd., ord. & 144A                                                     3.4%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Asustek Computer Inc.                                                       3.3%
  COMPUTERS & PERIPHERALS, TAIWAN
--------------------------------------------------------------------------------
China Shenhua Energy Co. Ltd., H                                            3.2%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Hopewell Holdings Ltd.                                                      2.9%
  TRANSPORTATION INFRASTRUCTURE,
  HONG KONG
--------------------------------------------------------------------------------

8.    Source: Shanghai Stock Exchange.

9. Source: Standard & Poor's Micropal. The MSCI China Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in China. The MSCI Hong Kong Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Hong Kong. The MSCI Taiwan Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Taiwan.

10. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services, while the technology hardware and equipment sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, and office electronics in the SOI.

                                                           Semiannual Report | 5

Stock selection among utilities and capital goods sector companies also had a positive impact on relative Fund performance. 10 No exposure to Hong Kong & China Gas and Hutchison Whampoa helped relative results as these stocks underperformed the MSCI Golden Dragon Index during the period. In addition, overweighted positions in BYD, Datang International Power Generation, Guangdong Electric Power Development and China International Marine Containers benefited relative performance because each stock experienced strong price appreciation during the period.

Detractors from relative Fund performance included stock selection in the banks sector, mainly due to the Fund's overweighted position in HSBC Holdings, which is not part of the MSCI Golden Dragon Index and experienced a stock price decline during the period. 11 Based on our analysis, we continued to hold the stock at period-end due to the company's strong market position and our belief that it could benefit from growing global banking services demand over the long term.

The Fund's underweighted exposure to the insurance and diversified financial services sectors also hindered relative results. In particular, the Fund's only insurance sector holding, China Life Insurance, China's principal life insurance company, outperformed the MSCI Golden Dragon Index; however, the Fund was underweighted in the stock relative to the index, which hindered relative results. The Fund's lack of exposure to Hong Kong Exchanges and Clearing, owner and operator of Hong Kong's stock and futures exchange, hurt performance as its stock significantly outperformed the index. We limited these investments following our strategy because we considered their valuations expensive. At period-end, we held no stocks in the diversified financial services industry.

During the reporting period, the Fund increased its exposure to some Taiwan and Hong Kong holdings. Taiwan's advanced technological standards led us to add selected computer hardware and semiconductor companies to the portfolio. Based on our analysis, we believe strong export demand for Asian electronics products should support these industries, and a new generation of products could help drive another wave of earnings growth. Key Taiwanese investments during the period included adding to our positions in Asustek Computer, one of the world's largest manufacturers of personal computer motherboards, and Taiwan Semiconductor Manufacturing, a leading global integrated circuit producer. We also initiated a position in AU Optronics, which is among

10. The utilities sector comprises electric utilities, while the capital goods sector comprises construction and engineering, electrical equipment, industrial conglomerates and machinery in the SOI.

11.   The banks sector comprises commercial banks in the SOI.


6 | Semiannual Report
the world's largest TFT-LCD (thin film transistor-liquid crystal display) manufacturers.

In Hong Kong, we added to Hopewell Holdings and initiated a position in MTR Corp. Hopewell invests in infrastructure projects, property developments and investments, hotel operations and management, restaurant operations and food catering, and construction and project management. MTR is Hong Kong's mass transit railway operator. Another significant purchase was adding to our position in HSBC Holdings, one of the world's largest banking and financial services organizations.

We initiated exposure to Cambodia during the period with our purchase of Nagacorp, which manages and operates the only licensed casino in Phnom Penh, Cambodia's capital city. The Fund also realigned its exposure to China H (Hong Kong-listed companies) and Red Chip (Hong Kong-listed companies with significant exposure to China) shares as it added investments in several banking, coal and automobile manufacturing companies. Conversely, the Fund trimmed its airline, insurance, wireless telecommunications services, and integrated oil and gas holdings to realize gains. Additional sales during the reporting period included Singapore's DBS Group Holdings, one of Southeast Asia's key banking groups, and Yuanta Core Pacific Securities, the leading securities firm in Taiwan. We also reduced our position in Taiwan-based Delta Electronics, an electronics manufacturer.

Thank you for your continued participation in Templeton China World Fund. We look forward to serving your future investment needs.

                        /s/ Mark Mobius
[PHOTO OMITTED]
                        Mark Mobius
                        Portfolio Manager
                        Templeton China World Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 2/28/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TCWAX)                         CHANGE      2/28/07     8/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$5.34       $31.10      $25.76
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.2623
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TCWBX)                         CHANGE      2/28/07     8/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$5.42       $30.95      $25.53
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.0593
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TCWCX)                         CHANGE      2/28/07     8/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$5.34       $30.82      $25.48
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.1172
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TACWX)                   CHANGE      2/28/07     8/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$5.31       $31.24      $25.93
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.3686
--------------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH           1-YEAR            5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +21.89%          +27.95%          +231.07%       +145.75%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +14.88%          +20.60%           +25.56%         +8.76%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                  $11,488          $12,060           $31,203        $23,161
-------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                               +23.23%           +25.26%         +9.36%
-------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 6                        2.06%
-------------------------------------------------------------------------------------------------------------
CLASS B                                        6-MONTH           1-YEAR            5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +21.50%          +27.13%          +220.40%       +131.66%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +17.50%          +23.13%           +26.06%         +8.76%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                  $11,750          $12,313           $31,840        $23,166
-------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                               +25.90%           +25.75%         +9.36%
-------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 6                        2.70%
-------------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH           1-YEAR            5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +21.49%          +27.13%          +220.61%       +128.78%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +20.49%          +26.13%           +26.24%         +8.63%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                  $12,049          $12,613           $32,061        $22,878
-------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                               +28.90%           +25.94%         +9.23%
-------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 6                        2.71%
-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                  6-MONTH           1-YEAR            5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       +22.09%          +28.43%          +237.05%       +155.57%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   +22.09%          +28.43%           +27.51%         +9.84%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                  $12,209          $12,843           $33,705        $25,557
-------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 5                               +31.21%           +27.20%        +10.44%
-------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 6                        1.71%
-------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

THE GOVERNMENT'S PARTICIPATION IN THE ECONOMY IS STILL HIGH AND, THEREFORE, TEMPLETON CHINA WORLD FUND'S INVESTMENTS IN CHINA WILL BE SUBJECT TO LARGER REGULATORY RISK LEVELS COMPARED TO MANY OTHER COUNTRIES. IN ADDITION, SPECIAL RISKS ARE ASSOCIATED WITH INTERNATIONAL INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. ALSO, AS A NONDIVERSIFIED FUND INVESTING IN CHINA COMPANIES, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. THE FUND MAY ALSO EXPERIENCE GREATER VOLATILITY THAN A FUND THAT IS MORE BROADLY DIVERSIFIED GEOGRAPHICALLY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Effective after the close of business on 8/8/03, Templeton China World Fund, Inc. (Closed-End Fund), was converted into an open-end fund in a transaction whereby the Closed-End Fund transferred all of its assets, subject to its liabilities, to the Fund in exchange for Advisor Class shares. Total return information is based upon the Closed-End Fund's performance (as calculated using net asset values, not market values), which has been restated to reflect all charges, fees and expenses currently applicable to the Fund and each class. The Closed-End Fund was offered without a sales charge and Rule 12b-1 fees. On 8/11/03, the Fund began offering Class A, B and C shares. For periods prior to 8/11/03, performance quotations are based upon the Closed-End Fund's performance restated to take into account all charges, fees and expenses applicable to the Fund and each class, including that class's current, applicable, maximum sales charges and Rule 12b-1 fees. Beginning on 8/11/03, actual class performance is used reflecting all charges, fees and expenses applicable to the Fund and each class.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING ACCOUNT        ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                                 VALUE 9/1/06           VALUE 2/28/07      PERIOD* 9/1/06-2/28/07
------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,218.90               $11.17
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,014.93               $10.14
------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,215.00               $14.72
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,011.50               $13.37
------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,214.90               $14.72
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,011.50               $13.37
------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
Actual                                                      $1,000                $1,220.90               $ 9.25
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                    $1,000                $1,016.46               $ 8.40
------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      2.03%; B: 2.68%; C: 2.68%; and Advisor: 1.68%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

Templeton China World Fund

FINANCIAL HIGHLIGHTS

                                                       -------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                       FEBRUARY 28, 2007                    YEAR ENDED AUGUST 31,
CLASS A                                                   (UNAUDITED)            2006          2005          2004         2003 h
                                                       -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................     $  25.76         $  21.67      $  17.97     $   14.89      $   14.30
                                                            --------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .......................        (0.05)            0.29          0.43          0.21           0.12

 Net realized and unrealized gains (losses) ...........         5.65             4.12          3.46          3.24           0.40
                                                            --------------------------------------------------------------------
Total from investment operations ......................         5.60             4.41          3.89          3.45           0.52
                                                            --------------------------------------------------------------------
Less distributions from net investment income .........        (0.26)           (0.32)        (0.19)        (0.40)            --
                                                            --------------------------------------------------------------------
Redemption fees .......................................           -- d             -- d          -- d        0.03           0.07
                                                            --------------------------------------------------------------------
Net asset value, end of period ........................     $  31.10         $  25.76      $  21.67     $   17.97      $   14.89
                                                            ====================================================================

Total return c ........................................        21.89%           20.65%        21.85%        23.80%          4.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................     $396,327         $262,346      $111,193     $  43,179      $   3,166

Ratios to average net assets:

 Expenses .............................................         2.03% e,f        2.06% e       2.08% e       2.14% e,g      3.03% i

 Net investment income (loss) .........................        (0.31)% f         1.10%         1.86%         1.09%         38.74% i

Portfolio turnover rate ...............................         7.28%           12.96%         9.66%        30.82%         19.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g Ratio of expenses to average net assets, excluding payments by affiliate were 2.30%.

h     For the period August 11, 2003 (effective date) to August 31, 2003.

i Represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Templeton China World Fund

                                                           ----------------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                           FEBRUARY 28, 2007                    YEAR ENDED AUGUST 31,
CLASS B                                                       (UNAUDITED)         2006           2005         2004         2003 h
                                                           ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................    $ 25.53        $ 21.47        $ 17.84       $14.88         $14.30
                                                                -----------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ............................      (0.13)          0.08           0.24         0.16           0.08

 Net realized and unrealized gains (losses) ................       5.61           4.15           3.51         3.16           0.43
                                                                -----------------------------------------------------------------
Total from investment operations ...........................       5.48           4.23           3.75         3.32           0.51
                                                                -----------------------------------------------------------------
Less distributions from net investment income ..............      (0.06)         (0.17)         (0.12)       (0.39)            --
                                                                -----------------------------------------------------------------
Redemption fees ............................................         -- d           -- d           -- d       0.03           0.07
                                                                -----------------------------------------------------------------
Net asset value, end of period .............................    $ 30.95        $ 25.53        $ 21.47       $17.84         $14.88
                                                                =================================================================

Total return c .............................................      21.50%         19.87%         21.12%       22.95%          4.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................    $17,685        $15,269        $12,264       $8,630         $  362

Ratios to average net assets:

 Expenses ..................................................       2.68% e,f      2.70% e        2.73% e      2.79% e,g      3.68% i

 Net investment income (loss) ..............................      (0.96)% f       0.46%          1.21%        0.44%         38.09% i

Portfolio turnover rate ....................................       7.28%         12.96%          9.66%       30.82%         19.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g Ratio of expenses to average net assets, excluding payments by affiliate were 2.95%.

h     For the period August 11, 2003 (effective date) to August 31, 2003.

i Represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton China World Fund

                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    FEBRUARY 28, 2007                     YEAR ENDED AUGUST 31,
CLASS C                                                (UNAUDITED)            2006            2005           2004         2003 h
                                                    ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................    $  25.48         $  21.49         $ 17.85        $ 14.88         $14.30
                                                         -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .....................       (0.14)            0.13            0.29           0.12           0.11

 Net realized and unrealized gains (losses) .........        5.60             4.10            3.46           3.21           0.40
                                                         -----------------------------------------------------------------------
Total from investment operations ....................        5.46             4.23            3.75           3.33           0.51
                                                         -----------------------------------------------------------------------
Less distributions from net investment income .......       (0.12)           (0.24)          (0.11)         (0.39)            --
                                                         -----------------------------------------------------------------------
Redemption fees .....................................          -- d             -- d            -- d         0.03           0.07
                                                         -----------------------------------------------------------------------
Net asset value, end of period ......................    $  30.82         $  25.48         $ 21.49        $ 17.85         $14.88
                                                         =======================================================================

Total return c ......................................       21.49%           19.91%          21.10%         23.02%          4.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................    $156,391         $107,886         $45,738        $20,603         $  652

Ratios to average net assets:

 Expenses ...........................................        2.68% e,f        2.71% e         2.68% e        2.75% e,g      3.68% i

 Net investment income (loss) .......................       (0.96)% f         0.45%           1.26%          0.48%         38.09% i

Portfolio turnover rate .............................        7.28%           12.96%           9.66%         30.82%         19.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g Ratio of expenses to average net assets, excluding payments by affiliate were 2.91%.

h     For the period August 11, 2003 (effective date) to August 31, 2003.

i Represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton China World Fund

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  FEBRUARY 28, 2007                        YEAR ENDED AUGUST 31,
ADVISOR CLASS                                        (UNAUDITED)          2006         2005         2004         2003 i        2002
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................  $  25.93       $  21.78     $  18.03     $  14.90       $  10.64    $   9.52
                                                       ----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ............................      0.02           0.33         0.42         0.24           0.43        0.21

 Net realized and unrealized gains (losses) .........      5.66           4.18         3.56         3.27           4.08        0.98
                                                       ----------------------------------------------------------------------------
Total from investment operations ....................      5.68           4.51         3.98         3.51           4.51        1.19
                                                       ----------------------------------------------------------------------------
Capital share repurchases ...........................        --             --           --           --             --        0.11
                                                       ----------------------------------------------------------------------------
Less distributions from net investment income .......     (0.37)         (0.36)       (0.23)       (0.41)         (0.32)      (0.18)
                                                       ----------------------------------------------------------------------------
Redemption fees .....................................        --  e          -- e         -- e       0.03           0.07          --
                                                       ----------------------------------------------------------------------------
Net asset value, end of period ......................  $  31.24       $  25.93     $  21.78     $  18.03       $  14.90    $  10.64
                                                       ============================================================================
Market value, end of period c .......................        --             --           --           --             --    $   9.10
                                                       ============================================================================

Total return (based on market value per share)               --             --           --           --             --       20.27%

Total return (based on net asset value per share) d .     22.09%         21.08%       22.31%       24.21%         43.95%         --

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................  $295,817       $245,331     $190,844     $161,599       $181,913    $173,204

Ratios to average net assets:

 Expenses ...........................................      1.68% f,g      1.71% f      1.73% f      1.79% f,h      2.10% h     1.66%

 Net investment income ..............................      0.04% g        1.45%        2.21%        1.44%          3.66%       2.01%

Portfolio turnover rate .............................      7.28%         12.96%        9.66%       30.82%         19.99%      44.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Based on the last sale of the New York Stock Exchange.

d     Total return is not annualized for periods less than one year.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.

g     Annualized.

h Ratio of expenses to average net assets, excluding payments by affiliate for the years ended August 31, 2003 and 2004, were 2.63% and 1.95%, respectively.

i On August 8, 2003, the Fund converted from a closed-end fund to an open-end fund whereby the shares of the closed-end fund were exchanged for Advisor Class shares. Based on historical information, the information included is for operation of the Fund as a closed-end fund, and does not reflect expenses applicable to an open-end fund.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton China World Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY                SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 94.1%
    AIR FREIGHT & LOGISTICS 0.5%
    Shenzhen International Holdings Ltd. .................................          China              55,132,000      $   3,810,431
    Sinotrans Ltd., H ....................................................          China               1,238,000            478,525
                                                                                                                       -------------
                                                                                                                           4,288,956
                                                                                                                       -------------
    AUTO COMPONENTS 1.8%
    Cheng Shin Rubber Industry Co. Ltd. ..................................          Taiwan              7,357,897          7,044,978
    Norstar Founders Group Ltd. ..........................................          China              15,182,000          6,318,385
    Weifu High-Technology Co. Ltd., B ....................................          China               1,212,987          1,412,779
    Xinyi Glass Holding Co. Ltd. .........................................          China               1,408,000            670,382
                                                                                                                       -------------
                                                                                                                          15,446,524
                                                                                                                       -------------
    AUTOMOBILES 2.3%
  a Brilliance China Automotive Holdings Ltd. ............................          China               8,878,000          2,181,690
    China Motor Corp. ....................................................          Taiwan              4,446,715          4,120,887
    Chongqing Changan Automobile Co. Ltd., B .............................          China               5,297,380          5,647,845
  a Dongfeng Motor Corp., H ..............................................          China               7,980,000          4,688,049
    Geely Automobile Holdings Ltd. .......................................          China              26,675,000          3,363,549
                                                                                                                       -------------
                                                                                                                          20,002,020
                                                                                                                       -------------
    COMMERCIAL BANKS 12.4%
a,b Bank of China Ltd., H, 144A ..........................................          China              41,306,000         19,772,490
    China Construction Bank Corp., H .....................................          China               1,003,000            564,846
  b China Construction Bank Corp., H, 144A ...............................          China              30,832,000         17,363,249
a,b China Merchants Bank Co. Ltd., H, 144A ...............................          China               1,535,500          3,120,879
    Chinatrust Financial Holding Co. Ltd. ................................          Taiwan             14,035,842         10,708,642
    HSBC Holdings PLC ....................................................      United Kingdom          1,782,790         31,139,686
a,b Industrial and Commercial Bank of China, H, 144A .....................          China              22,778,000         12,565,202
    Mega Financial Holding Co. Ltd. ......................................          Taiwan             18,334,000         12,126,134
                                                                                                                       -------------
                                                                                                                         107,361,128
                                                                                                                       -------------
    COMMUNICATIONS EQUIPMENT 0.6%
    D-Link Corp. .........................................................          Taiwan              3,914,373          5,458,342
                                                                                                                       -------------
    COMPUTERS & PERIPHERALS 5.1%
    Acer Inc. ............................................................          Taiwan              4,008,559          7,218,973
    Asustek Computer Inc. ................................................          Taiwan             11,501,294         29,002,120
    Lite-On It Corp. .....................................................          Taiwan              4,721,160          3,930,614
    Lite-On Technology Corp. .............................................          Taiwan              3,125,877          4,315,556
                                                                                                                       -------------
                                                                                                                          44,467,263
                                                                                                                       -------------
    CONSTRUCTION & ENGINEERING 0.1%
a,b China Communications Construction Co. Ltd., H, 144A ..................          China                 687,000            849,397
                                                                                                                       -------------
    DISTRIBUTORS 2.0%
    China Resources Enterprise Ltd. ......................................          China               5,548,000         16,367,562
    Test-Rite International Co. Ltd. .....................................          Taiwan              2,162,468          1,226,390
                                                                                                                       -------------
                                                                                                                          17,593,952
                                                                                                                       -------------


                                                          Semiannual Report | 17

Templeton China World Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY            SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    DIVERSIFIED TELECOMMUNICATION SERVICES 2.9%
    China Telecom Corp. Ltd., H ................................................        China           53,807,833     $  24,930,483
                                                                                                                       -------------
    ELECTRIC UTILITIES 2.6%
    Cheung Kong Infrastructure Holdings Ltd. ...................................      Hong Kong          6,307,548        22,126,924
                                                                                                                       -------------
    ELECTRICAL EQUIPMENT 1.7%
    BYD Co. Ltd., H ............................................................        China            1,579,500         6,428,703
    Phoenixtec Power Co. Ltd. ..................................................       Taiwan            7,745,055         7,875,267
    Yorkey Optical International Cayman Ltd. ...................................      Hong Kong          2,339,000           891,048
                                                                                                                       -------------
                                                                                                                          15,195,018
                                                                                                                       -------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS 3.0%
    AU Optronics Corp. .........................................................       Taiwan            6,303,000         8,471,135
    Delta Electronics Inc. .....................................................       Taiwan            1,431,521         4,567,779
    Synnex Technology International Corp. ......................................       Taiwan            9,007,680         9,975,481
  a Yageo Corp. ................................................................       Taiwan            7,044,000         2,870,758
                                                                                                                       -------------
                                                                                                                          25,885,153
                                                                                                                       -------------
    FOOD & STAPLES RETAILING 5.3%
    Dairy Farm International Holdings Ltd. .....................................      Hong Kong         10,219,776        39,252,652
    President Chain Store Corp. ................................................       Taiwan            2,844,088         6,719,706
                                                                                                                       -------------
                                                                                                                          45,972,358
                                                                                                                       -------------
    FOOD PRODUCTS 0.7%
    People's Food Holdings Ltd. ................................................        China            2,791,000         2,464,097
    Uni-President Enterprises Corp. ............................................       Taiwan            2,410,950         2,310,454
  a Xiwang Sugar Holdings Co. Ltd. .............................................        China            2,550,000         1,279,390
                                                                                                                       -------------
                                                                                                                           6,053,941
                                                                                                                       -------------
    HOTELS, RESTAURANTS & LEISURE 1.1%
    The Hongkong and Shanghai Hotels Ltd. ......................................      Hong Kong          4,269,954         7,049,964
  a Nagacorp Ltd. ..............................................................       Vietnam          10,077,000         2,618,207
a,b Shanghai Jin Jiang International Hotels (Group) Co. Ltd., H, 144A ..........        China              314,000           197,327
                                                                                                                       -------------
                                                                                                                           9,865,498
                                                                                                                       -------------
    HOUSEHOLD DURABLES 0.1%
    Samson Holding Ltd. ........................................................        China            1,418,000           861,528
                                                                                                                       -------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.6%
    Datang International Power Generation Co. Ltd., H ..........................        China           11,586,320        11,715,187
    Guangdong Electric Power Development Co. Ltd., B ...........................        China           14,842,143        10,581,042
    Huadian Power International Corp. Ltd., H ..................................        China           16,098,000         5,645,457
    Huaneng Power International Inc., H ........................................        China            3,692,776         3,190,313
                                                                                                                       -------------
                                                                                                                          31,131,999
                                                                                                                       -------------


18 | Semiannual Report

Templeton China World Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY            SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    INDUSTRIAL CONGLOMERATES 2.4%
    Citic Pacific Ltd. .........................................................        China            1,589,092     $   5,338,939
    LG Corp. ...................................................................     South Korea           121,110         4,006,398
    Shanghai Industrial Holdings Ltd. ..........................................        China            4,944,253        11,580,529
                                                                                                                       -------------
                                                                                                                          20,925,866
                                                                                                                       -------------
    INSURANCE 0.5%
    China Life Insurance Co. Ltd., H ...........................................        China            1,476,000         3,957,738
                                                                                                                       -------------
    INTERNET SOFTWARE & SERVICES 0.0% c
  a Sohu.com Inc. ..............................................................        China                1,500            34,590
                                                                                                                       -------------
    IT SERVICES 0.1%
    Travelsky Technology Ltd., H ...............................................        China              435,000           796,163
                                                                                                                       -------------
    MACHINERY 1.4%
    China International Marine Containers (Group) Co. Ltd., B ..................        China            5,001,733        10,761,302
    Yungtay Engineering Co. Ltd. ...............................................       Taiwan            2,524,000         1,450,613
                                                                                                                       -------------
                                                                                                                          12,211,915
                                                                                                                       -------------
    MEDIA 0.2%
    Next Media Ltd. ............................................................      Hong Kong             80,000            30,513
  b Next Media Ltd., 144A ......................................................      Hong Kong          3,510,000         1,339,145
                                                                                                                       -------------
                                                                                                                           1,369,658
                                                                                                                       -------------
    METALS & MINING 0.5%
    Aluminum Corp. of China Ltd., H ............................................        China            3,452,000         3,304,829
a,b Zhaojin Mining Industry Co. Ltd., H, 144A ..................................        China              333,500           710,274
                                                                                                                       -------------
                                                                                                                           4,015,103
                                                                                                                       -------------
    OFFICE ELECTRONICS 0.1%
    Kinpo Electronics Inc. .....................................................       Taiwan            3,103,500         1,151,548
                                                                                                                       -------------
    OIL, GAS & CONSUMABLE FUELS 19.1%
  a China Coal Energy Co., H ...................................................        China              770,000           718,447
a,b China Coal Energy Co., H, 144A .............................................        China            1,161,000         1,083,269
    China Petroleum and Chemical Corp., H ......................................        China           56,549,395        45,236,042
    China Shenhua Energy Co. Ltd., H ...........................................        China           11,031,000        28,011,294
    CNOOC Ltd. .................................................................        China           36,015,000        29,040,266
  b CNOOC Ltd., 144A ...........................................................        China              978,000           788,599
    PetroChina Co. Ltd., H .....................................................        China           44,221,903        51,562,316
    Yanzhou Coal Mining Co. Ltd., H ............................................        China           10,058,000         9,242,994
                                                                                                                       -------------
                                                                                                                         165,683,227
                                                                                                                       -------------
    PAPER & FOREST PRODUCTS 1.3%
    Nine Dragons Paper Holdings Ltd. ...........................................        China            2,962,000         6,141,532
    Shandong Chenming Paper Holdings Ltd., B ...................................        China            6,705,000         5,226,280
                                                                                                                       -------------
                                                                                                                          11,367,812
                                                                                                                       -------------


                                                          Semiannual Report | 19

Templeton China World Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY              SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    PHARMACEUTICALS 0.2%
    Tong Ren Tang Technologies Co. Ltd., H ...............................          China             1,056,000       $  1,932,754
                                                                                                                      ------------
    REAL ESTATE 2.5%
    Cheung Kong (Holdings) Ltd. ..........................................        Hong Kong           1,360,690         16,687,809
    Henderson Investment Ltd. ............................................        Hong Kong           2,641,756          4,822,808
                                                                                                                      ------------
                                                                                                                        21,510,617
                                                                                                                      ------------
    ROAD & RAIL 0.4%
    MTR Corp. Ltd. .......................................................        Hong Kong           1,245,000          3,287,382
                                                                                                                      ------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.9%
    Realtek Semiconductor Corp. ..........................................         Taiwan             3,182,550          5,033,280
    Samsung Electronics Co. Ltd. .........................................       South Korea              5,510          3,327,726
    Sunplus Technology Co. Ltd. ..........................................         Taiwan             3,528,717          3,968,509
    Taiwan Semiconductor Manufacturing Co. Ltd. ..........................         Taiwan            15,538,762         30,516,533
                                                                                                                      ------------
                                                                                                                        42,846,048
                                                                                                                      ------------
    SPECIALTY RETAIL 0.2%
    I.T. Ltd. ............................................................        Hong Kong           7,486,000          1,467,412
                                                                                                                      ------------
    TEXTILES, APPAREL & LUXURY GOODS 0.4%
    Tack Fat Group International Ltd. ....................................        Hong Kong           6,352,000            933,972
    Victory City International Holdings Ltd. .............................         Bermuda            5,059,441          2,201,700
    Weiqiao Textile Co. Ltd., H ..........................................          China               191,000            268,907
                                                                                                                      ------------
                                                                                                                         3,404,579
                                                                                                                      ------------
    TRANSPORTATION INFRASTRUCTURE 4.4%
    Cosco Pacific Ltd. ...................................................          China             3,921,449         10,489,855
  a Hainan Meilan International Airport Co. Ltd., H ......................          China             3,717,000          2,356,440
    Hopewell Holdings Ltd. ...............................................        Hong Kong           6,526,000         25,140,967
                                                                                                                      ------------
                                                                                                                        37,987,262
                                                                                                                      ------------
    WIRELESS TELECOMMUNICATION SERVICES 9.7%
    China Mobile Ltd. ....................................................          China             8,778,770         81,573,089
    Taiwan Mobile Co. Ltd. ...............................................         Taiwan             2,496,930          2,341,211
                                                                                                                      ------------
                                                                                                                        83,914,300
                                                                                                                      ------------
    TOTAL COMMON STOCKS (COST $537,764,537) ..............................                                             815,354,458
                                                                                                                      ------------


20 | Semiannual Report

Templeton China World Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY           PRINCIPAL AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 6.9%
    GOVERNMENT AND AGENCY SECURITIES 6.9%
  d Federal Home Loan Bank, 3/01/07 ...........................         United States          $  34,698,000         $ 34,698,000
  d Federal Home Loan Mortgage Corporation, 4/30/07 ...........         United States             25,000,000           24,786,875
                                                                                                                     ------------
    TOTAL SHORT TERM INVESTMENTS (COST $59,475,522) ...........                                                        59,484,875
                                                                                                                     ------------
    TOTAL INVESTMENTS (COST $597,240,059) 101.0% ..............                                                       874,839,333
    OTHER ASSETS, LESS LIABILITIES (1.0)% .....................                                                        (8,618,739)
                                                                                                                     ------------
    NET ASSETS 100.0% .........................................                                                      $866,220,594
                                                                                                                     ============

a     Non-income producing for the twelve months ended February 28, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2007 the aggregate value of these securities was $57,789,831, representing 6.67% of net assets.

c     Rounds to less than 0.1% of net assets.

d     The security is traded on a discount basis with no stated coupon rate.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Templeton China World Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (unaudited)

Assets:
 Investments in securities:
  Cost ................................................................................................       $ 597,240,059
                                                                                                              =============
  Value ...............................................................................................       $ 874,839,333
 Cash .................................................................................................              15,225
 Foreign currency, at value (cost $217,336) ...........................................................             215,972
 Receivables:
  Investment securities sold ..........................................................................               1,364
  Capital shares sold .................................................................................           3,621,666
  Dividends ...........................................................................................             179,554
                                                                                                              -------------
        Total assets ..................................................................................         878,873,114
                                                                                                              -------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................................             802,117
  Capital shares redeemed .............................................................................          10,196,879
  Affiliates ..........................................................................................           1,465,863
 Accrued expenses and other liabilities ...............................................................             187,661
                                                                                                              -------------
        Total liabilities .............................................................................          12,652,520
                                                                                                              -------------
           Net assets, at value .......................................................................       $ 866,220,594
                                                                                                              =============
Net assets consist of:
 Paid-in capital ......................................................................................       $ 580,488,146
 Distribution in excess of net investment income ......................................................          (2,255,575)
 Net unrealized appreciation (depreciation) ...........................................................         277,596,347
 Accumulated net realized gain (loss) .................................................................          10,391,676
                                                                                                              -------------
           Net assets, at value .......................................................................       $ 866,220,594
                                                                                                              =============
CLASS A:
 Net assets, at value .................................................................................       $ 396,327,416
                                                                                                              =============
 Shares outstanding ...................................................................................          12,743,010
                                                                                                              =============
 Net asset value per sharea ...........................................................................       $       31.10
                                                                                                              =============
 Maximum offering price per share (net asset value per share / 94.25%) ................................       $       33.00
                                                                                                              =============
CLASS B:
 Net assets, at value .................................................................................       $  17,685,119
                                                                                                              =============
 Shares outstanding ...................................................................................             571,448
                                                                                                              =============
 Net asset value and maximum offering price per share a ...............................................       $       30.95
                                                                                                              =============
CLASS C:
 Net assets, at value .................................................................................       $ 156,391,426
                                                                                                              =============
 Shares outstanding ...................................................................................           5,073,845
                                                                                                              =============
 Net asset value and maximum offering price per share a ...............................................       $       30.82
                                                                                                              =============
ADVISOR CLASS:
 Net assets, at value .................................................................................       $ 295,816,633
                                                                                                              =============
 Shares outstanding ...................................................................................           9,469,288
                                                                                                              =============
 Net asset value and maximum offering price per share a ...............................................       $       31.24
                                                                                                              =============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


22 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton China World Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2007 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $218,682) .....................................     $   5,376,521
 Interest (net of foreign taxes of $176) ..........................................         1,179,721
                                                                                        -------------
        Total investment income ...................................................         6,556,242
                                                                                        -------------
Expenses:
 Management fees (Note 3a) ........................................................         4,795,355
 Administrative fees (Note 3b) ....................................................           763,276
 Distribution fees (Note 3c)
  Class A .........................................................................           583,519
  Class B .........................................................................            86,406
  Class C .........................................................................           678,283
 Transfer agent fees (Note 3e) ....................................................           467,165
 Custodian fees (Note 4) ..........................................................           191,034
 Reports to shareholders ..........................................................            52,622
 Registration and filing fees .....................................................            80,732
 Professional fees ................................................................            24,238
 Trustees' fees and expenses ......................................................            20,593
 Other ............................................................................            10,295
                                                                                        -------------
        Total expenses ............................................................         7,753,518
        Expense reductions (Note 4) ...............................................            (1,169)
                                                                                        -------------
           Net expenses ...........................................................         7,752,349
                                                                                        -------------
              Net investment income (loss) ........................................        (1,196,107)
                                                                                        -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .....................................................................        21,184,373
  Foreign currency transactions ...................................................           (29,124)
                                                                                        -------------
        Net realized gain (loss) ..................................................        21,155,249
                                                                                        -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .....................................................................       122,365,124
  Translation of assets and liabilities denominated in foreign currencies .........             2,561
                                                                                        -------------
        Net change in unrealized appreciation (depreciation) ......................       122,367,685
                                                                                        -------------
Net realized and unrealized gain (loss) ...........................................       143,522,934
                                                                                        -------------
Net increase (decrease) in net assets resulting from operations ...................     $ 142,326,827
                                                                                        =============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Templeton China World Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               ------------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                               FEBRUARY 28, 2007      YEAR ENDED
                                                                                                  (UNAUDITED)       AUGUST 31, 2006
                                                                                               ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................      $  (1,196,107)      $   5,720,891
  Net realized gain (loss) from investments and foreign currency transactions ..............         21,155,249          23,578,156
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ...............................        122,367,685          57,215,114
                                                                                                  ---------------------------------
        Net increase (decrease) in net assets resulting from operations ....................        142,326,827          86,514,161
 Distributions to shareholders from:
  Net investment income:
    Class A ................................................................................         (2,804,101)         (1,807,042)
    Class B ................................................................................            (35,883)            (97,993)
    Class C ................................................................................           (513,956)           (561,314)
    Advisor Class ..........................................................................         (3,495,591)         (3,160,482)
                                                                                                  ---------------------------------
 Total distributions to shareholders .......................................................         (6,849,531)         (5,626,831)
                                                                                                  =================================
 Capital share transactions: (Note 2)
    Class A ................................................................................         76,345,541         121,293,954
    Class B ................................................................................           (875,502)            593,315
    Class C ................................................................................         24,623,206          50,823,588
    Advisor Class ..........................................................................           (183,815)         17,173,947
                                                                                                  ---------------------------------
 Total capital share transactions ..........................................................         99,909,430         189,884,804
                                                                                                  ---------------------------------
 Redemption fees ...........................................................................              1,858              20,792
                                                                                                  ---------------------------------
        Net increase (decrease) in net assets ..............................................        235,388,584         270,792,926
Net assets:
 Beginning of period .......................................................................        630,832,010         360,039,084
                                                                                                  ---------------------------------
 End of period .............................................................................      $ 866,220,594       $ 630,832,010
                                                                                                  =================================
Distributions in excess of net investment income/undistributed net investment income included in net assets:
 End of period .............................................................................      $  (2,255,575)      $   5,790,063
                                                                                                  =================================


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton China World Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a non-diversified, open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities, generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into


                                                          Semiannual Report | 25

Templeton China World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


26 | Semiannual Report

Templeton China World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                                                          Semiannual Report | 27

Templeton China World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                             ------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                           YEAR ENDED
                                                     FEBRUARY 28, 2007                       AUGUST 31, 2006
                                             ------------------------------------------------------------------------
                                               SHARES                  AMOUNT             SHARES            AMOUNT
                                             ------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...........................        4,024,574          $ 121,141,343         6,990,835      $ 168,972,851
 Shares issued in reinvestment
  of distributions .....................           87,166              2,378,714            69,862          1,477,583
 Shares redeemed .......................       (1,551,562)           (47,174,516)       (2,008,744)       (49,156,480)
                                             ------------------------------------------------------------------------
 Net increase (decrease) ...............        2,560,178          $  76,345,541         5,051,953      $ 121,293,954
                                             ========================================================================
CLASS B SHARES:
 Shares sold ...........................           51,520          $   1,478,499           149,296      $   3,566,089
 Shares issued in reinvestment
  of distributions .....................            1,165                 31,211             4,065             85,646
 Shares redeemed .......................          (79,310)            (2,385,212)         (126,627)        (3,058,420)
                                             ------------------------------------------------------------------------
 Net increase (decrease) ...............          (26,625)         $    (875,502)           26,734      $     593,315
                                             ========================================================================
CLASS C SHARES:
 Shares sold ...........................        1,359,436          $  40,527,390         2,715,102      $  65,435,922
 Shares issued in reinvestment
  of distributions .....................           14,909                397,619            21,093            443,585
 Shares redeemed .......................         (534,172)           (16,301,803)         (630,397)       (15,055,919)
                                             ------------------------------------------------------------------------
 Net increase (decrease) ...............          840,173          $  24,623,206         2,105,798      $  50,823,588
                                             ========================================================================

ADVISOR CLASS SHARES:
 Shares sold ...........................          506,829          $  15,359,159         1,597,171      $  38,646,324
 Shares issued in reinvestment
  of distributions .....................           56,101              1,551,535            56,892          1,207,251
 Shares redeemed .......................         (555,528)           (17,094,509)         (955,594)       (22,679,628)
                                             ------------------------------------------------------------------------
 Net increase (decrease) ...............            7,402          $    (183,815)          698,469      $  17,173,947
                                             ========================================================================


28 | Semiannual Report

Templeton China World Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------------
SUBSIDIARY                                                            AFFILIATION
---------------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-------------------------------------------------------------------------
    1.250%              Up to and including $1 billion
    1.200%              Over $1 billion, up to and including $5 billion
    1.150%              Over $5 billion, up to and including $10 billion
    1.100%              Over $10 billion, up to and including $15 billion
    1.050%              Over $15 billion, up to and including $20 billion
    1.000%              In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ....................................................   0.35%
Class B ....................................................   1.00%
Class C ....................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
 unaffiliated broker/dealers ............................   $383,346
Contingent deferred sales charges retained ..............   $ 30,385


                                                          Semiannual Report | 29

Templeton China World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $467,165, of which $287,058 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2006, the Fund had tax basis capital losses of $9,687,834 expiring in 2009.

At February 28, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ....................................     $598,310,593
                                                             ============

Unrealized appreciation ................................     $283,099,062
Unrealized depreciation ................................       (6,570,322)
                                                             ------------
Net unrealized appreciation (depreciation) .............     $276,528,740
                                                             ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2007, aggregated $125,120,828 and $51,849,157, respectively.


30 | Semiannual Report

Templeton China World Fund

7. CONCENTRATION OF RISK

Investing in securities of "China companies" may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China companies are those that are organized under the laws of, or with a principal office or principal trading market in, the People's Republic of China, Hong Kong, or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At February 28, 2007 the Fund had 55.0%, 14.2%, and 19.9% of its net assets invested in China, Hong Kong, and Taiwan, respectively.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.


                                                          Semiannual Report | 31

Templeton China World Fund

8. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


32 | Semiannual Report

Templeton China World Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 33

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                        Michigan 7
Arizona                        Minnesota 7
California 8                   Missouri
Colorado                       New Jersey
Connecticut                    New York 8
Florida 8                      North Carolina
Georgia                        Ohio 7
Kentucky                       Oregon
Louisiana                      Pennsylvania
Maryland                       Tennessee
Massachusetts 7                Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON CHINA WORLD FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

188 S2007 04/07





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)  (1)   The Registrant has an audit committee financial expert serving on its audit committee.

     (2)   The audit committee financial experts are David W. Niemiec and Frank
           A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON CHINA WORLD FUND


By  /s/JIMMY D. GAMBILL
    ---------------------------
    Jimmy D. Gambill
    Chief Executive Officer - Finance and Administration
    Date:  April 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/JIMMY D. GAMBILL
    ---------------------------
    Jimmy D. Gambill
    Chief Executive Officer - Finance and Administration
    Date:  April 26, 2007


By  /s/GALEN G. VETTER
    ---------------------------
    Galen G. Vetter
    Chief Financial Officer
    Date:  April 26, 2007